UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 11, 2013

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HEARTLAND EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-15087	93-0926999
(State of other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

901 NORTH KANSAS AVE, NORTH LIBERTY, IA	52317
(Address of Principal Executive Offices)	(Zip Code)

(319) 626-3600
Registrant's Telephone Number (including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 11, 2013, Heartland Express Inc. (the "Company") completed the acquisition of all the issued and outstanding common stock of Gordon Trucking, Inc. ("GTI"). This Amendment No. 1 to the Current Report on Form 8-K is being filed to amend the Current Report on Form 8-K filed November 12, 2013 (the "Original Form 8-K") with the Securities and Exchange Commission. This Amendment No. 1 amends Item 9.01 of the Original Form 8-K to present certain financial statements of GTI and to present certain unaudited pro forma financial statements of the Company in connection with the Company's acquisition of GTI. All of the other information in the Original Form 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits.

    (a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Gordon Trucking, Inc as of December 31, 2012, 2011 and 2010 and for each of the years then ended, the notes related thereto, and the report of McGladrey LLP are filed as Exhibit 99.3 and are incorporated in their entirety herein by reference.

The unaudited consolidated financial statements for Gordon Trucking, Inc. as of September 30, 2013, and the related statements of income and cash flows for the nine months ended September 30, 2013 and 2012, and the notes related thereto, are filed as Exhibit 99.4 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated financial statements of the Company as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012 giving effect to the acquisition of GTI, are filed as Exhibit 99.5 and are incorporated in their entirety herein by reference. Such unaudited pro forma consolidated financial statements are not necessarily indicative of the operating results and financial position that actually should have been achieved if the acquisition had been in effect on the dates indicated or that may be achieved for future periods, and should be read in conjunction with the financial statements of the Company and GTI.

(c) Exhibits

23.1	Consent of Independent Auditor
99.3	Gordon Trucking, Inc. Audited Consolidated Financial Statements as of December 31, 2012, 2011, and 2010 and for each of the Years Then Ended, the Notes Thereto, and the Report of McGladrey LLP.
99.4	Gordon Trucking, Inc. Unaudited Consolidated Financial Statements as of September 30, 2013 and for the Nine Months Ended September 30, 2013 and 2012, and the Notes Thereto.
99.5	Unaudited Pro Forma Consolidated Financial Statements of Heartland Express, Inc. as of and for the Nine Months Ended September 30, 2013 and the Year Ended December 31, 2012, and the Notes Thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

HEARTLAND EXPRESS, INC.

Date:	January 27, 2014	By: /s/ John P. Cosaert
John P. Cosaert
Executive Vice President - Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Auditor
99.3	Gordon Trucking, Inc. Audited Consolidated Financial Statements as of December 31, 2012, 2011 and 2010 and for each of the Years Then Ended, the Notes Thereto, and the Report of McGladrey LLP.
99.4	Gordon Trucking, Inc. Unaudited Consolidated Financial Statements as of September 30, 2013 and for the Nine Months Ended September 30, 2013 and 2012, and the Notes Thereto.
99.5	Unaudited Pro Forma Consolidated Financial Statements of Heartland Express, Inc. as of and for the Nine Months Ended September 30, 2013 and the Year Ended December 31, 2012, and the Notes Thereto.